Summary Prospectus – April 27, 2015, as amended September 28, 2015

JNL/S&P Intrinsic Value Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2015, as supplemented September 28, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.67%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.47%
1 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$68	$214	$373	$835

Class B
1 year	3 years	5 years	10 years
$48	$151	$263	$591

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	71%

Period	Class B
1/1/2014 – 12/31/2014	71%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the common stock of 30 companies included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

Standard & Poor's Investment Advisory Services LLC ("SPIAS") excludes companies in the Financials sector from the selection. SPIAS incorporates S&P Capital IQ® Quality Ranks and Standard & Poor's Rating Services Issuer Credit Ratings in the selection process.

The 30 companies are selected on the annual stock selection date which is on or about the first business day of December of each year. The Sub-Advisers generally use a buy and hold strategy, executing trades only around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment.

Certain provisions of the Investment Company Act of 1940, as amended ("1940 Act"), and other U.S. "Federal Securities Laws" may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities or other permissible investments.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•
Limited management, trading cost and rebalance risk – Investing according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is considered non-diversified.  As such, the Fund may invest in a limited number of issuers.  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

•
Regulatory investment limits risk – The U.S. "Federal Securities Laws" may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds' expenses and may limit the Funds' performance.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 33.53%; Worst Quarter (ended 12/31/2008): -24.12%

Class B

Best Quarter (ended 9/30/2009): 34.06%; Worst Quarter (ended 12/31/2008): -24.00%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/S&P Intrinsic Value Fund (Class A)	18.04%	19.73%	13.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.17%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Class (December 3, 2007)
JNL/S&P Intrinsic Value Fund (Class B)	18.23%	19.99%	13.86%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.17%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Advisers:
Standard & Poor's Investment Advisory Services LLC ("SPIAS")
Mellon Capital Management Corporation ("MCM")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	2011	Equity Chief Investment Officer
William Charles Bassignani (SPIAS)	2011	Chief Investment Officer & Asset Allocation Manager
Karen Q. Wong, CFA (MCM)	2007	Managing Director
Richard A. Brown, CFA (MCM)	2007	Director
Thomas J. Durante, CFA (MCM)	2010	Managing Director

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance product as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.